June 19, 2014

SiM Dynamic Allocation Diversified Income Fund
Class A	SDDAX
Class C	SDDCX

SiM Dynamic Allocation Equity Income Fund
Class A	SDEAX
Class C	SDECX

Each a series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information each dated August 28, 2013

Based on a recommendation of Strategic Income Management, LLC (the “Adviser”), on June 19, 2014, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) approved (1) discontinuing the sale of Class C shares of each of the SiM Dynamic Allocation Diversified Income Fund and SiM Dynamic Allocation Equity Income Fund (each, a “Fund” and together, the “Funds”) and converting all existing Class C shares of each Fund into Class A shares of the same Fund, which carry a lower rule 12b-1 fee and therefore have lower expenses than Class C shares, and 2) a plan of reorganization (the “Reorganization”) whereby, following the conversion of the Class C shares to Class A shares, the SiM Dynamic Allocation Diversified Income Fund (the “Diversified Income Fund”) will be reorganized into the SiM Dynamic Allocation Equity Income Fund (the “Equity Income Fund”) so that all shareholders of Diversified Income Fund will have their Class A shares converted into Class A shares of the Equity Income Fund.

The Share Class Conversion

Effective June 20, 2014, Class C shares of each Fund will no longer be available for purchase.

After the close of business on July 25, 2014, each Fund will convert its Class C shares into Class A shares of the same Fund.  The conversion will not be considered a taxable event for federal income tax purposes.  Prior to the conversion, shareholders of Class C shares may continue to redeem their shares as described in the Funds’ Prospectus.  For shareholders planning on redeeming Class C shares prior to their conversion to Class A shares, please note that such a redemption may be deemed to be a taxable event for many shareholders for federal income tax purposes and that the Fund will waive the 1.00% contingent deferred sales charge for any shares redeemed within twelve months of purchase.

If shares are not redeemed prior to the conversion, each shareholder owning Class C shares of each Fund will own Class A shares of the same Fund equal to the aggregate value of their Class C shares.  No front-end sales charges will be assessed on the conversion of Class C shares to Class A shares.

Class A shares generally have lower expenses than Class C shares as they are subject to a lower Rule 12b-1 fee than charged in connection with Class C shares.  Please see the Prospectus for more information about the fees and expenses associated with Class A shares.  NOTE:  Any Class C shareholder whose shares are converted into Class A shares will be exempt from paying the Class A front-end sales load on all future purchases.

The Reorganization

The Reorganization, which is expected to be tax free to the shareholders of the Diversified Income Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Diversified Income Fund to the Equity Income Fund in exchange for Class A shares of the Equity Income Fund.  Shareholders of the Diversified Income Fund will then receive Class A shares of the Equity Income Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Diversified Income Fund at the time of the Reorganization, and the Diversified Income Fund will then be dissolved.  These events are currently expected to occur at the close of business on August 29, 2014.

In the next few weeks, the Diversified Income Fund will circulate an information statement/prospectus which will contain pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization.

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Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of
Additional Information for future reference.